Exhibit 10.8

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of April 27, 2011, by and among VistaGen Therapeutics, Inc., a California corporation (the "Company"), and Cato Holding Company, a North Carolina corporation (the "Purchaser").

WITNESSETH:

WHEREAS, the Company seeks certain contract research and development services (the from Purchaser's affiliate, Cato Research Ltd. in the amount of two hundred seventy-five thousand dollars and twenty-five cents ($275,000.25) (the "CRO Services"); and

WHEREAS, the Purchaser is willing to purchase certain securities from the Company in exchange for the CRO Services pursuant to the terms of this Agreement;;

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION I

PURCHASE AND SALE OF THE SECURITIES

A. Purchase and Sale. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Purchaser agrees to purchase at the Closing and the Company hereby agrees to sell and issue to the Purchaser at the Closing the following securities: (a) one hundred fifty-seven thousand one hundred forty-three thousand (157,143) shares of the Company's common stock, $0.01 par value per share (the "Securities");

B. Price. The purchase price for the Securities shall be two hundred seventy-five thousand dollars and twenty-five cents ($275,000.25), to be paid solely in services to be provided by Purchaser's affiliate Cato Research Ltd.. Should any refund for such services be required, such refund shall be made only by return of Securities (valued at no less than $1.75 per share) to Company and not in cash.

SECTION II

REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE COMPANY

The Company represents and warrants to, and covenants and agrees with, the Purchaser, as of the date hereof, that:

A. Organization: Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to own its properties and to conduct the business in which it is now engaged.

B. Authority. The Company has the full corporate power, authority and legal right to execute and deliver this Agreement and to perform all of its obligations and covenants hereunder, and no consent or approval of any other person or governmental authority is required therefore. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations and covenants hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

C. No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Articles of Incorporation, as amended, or By-Laws of the Company or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Company is a party or by which the Company or any of its assets is bound.

D. Non-Assessable Shares. The Securities being issued hereunder will be duly authorized and, when issued to the Purchaser for the consideration herein provided, will be validly issued, fully paid and non-assessable.

SECTION III

REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE PURCHASER

The Purchaser represents and warrants to, and covenants and agrees with, the Company, as of the date hereof, that:

A. Organization. The Purchaser is, and as of the Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

B. Authorization. The Purchaser has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.

C. No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation by the Purchaser of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Purchaser, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser is bound.

D. Investment Intent. The Purchaser: (i) is an accredited investor within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Act"); (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement, specifically the restrictions imposed by Rule 144 of the Act, and is aware that the certificates representing the Purchaser's respective ownership of the Securities will bear related restrictive legends; and (iii) except as otherwise set forth herein, is acquiring the shares of the Company hereunder without registration under the Act in reliance on the exemption from registration contained in Section 4(2) of the Act and/or Rule 506 promulgated pursuant to Regulation D of the Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares. The Purchaser has been given the opportunity to ask questions of, and receive answers from, the officers of the Company regarding the Company, its current and proposed business operations and the Securities, and the officers of the Company have made available to the Purchaser all documents and information that the Purchaser has requested relating to an investment in the Company. The Purchaser has been given the opportunity to retain competent legal counsel in connection with the purchase of the Securities and acknowledges that the Company has relied upon the Purchaser's representations in this Section 3 in offering and selling the Securities to the Purchaser.

E. Economic Risk; Restricted Securities. The Purchaser recognizes that the investment in the Securities involves a number of significant risks. The foregoing, however, does not limit or modify the representations, warranties and agreements of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon. The Purchaser is able to bear the economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

F. Suitability. The Purchaser has carefully considered, and has, to the extent the Purchaser deems it necessary, discussed with the Purchaser's own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser's particular tax and financial situation, and the Purchaser has determined that the Securities is a suitable investment.

G. Legend. The Purchaser acknowledges that the certificates evidencing the Securities will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR ANOPINION OF COUNSEL TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

The Company acknowledges and agrees that Purchaser may from time to time, after the Closing Date (as defined below), pledge pursuant to a bona fide margin agreement with a registered broker-dealer, or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Act and who agrees in writing to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. In addition, the Company acknowledges and agrees fhat Purchaser may from time to time assign and transfer certain Warrants to members of Purchaser's senior management, provided that each such assignee is an "accredited investor" as defined in Rule 501(a) under the Act and agrees in writing to be bound by the provisions of this Agreement, Warrant A and/or Warrant B, as the case may be. Any such assignment, pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the assignee, pledgee, secured party or pledgor shall be required in connection therewith, provided that any such transfer would comply with applicable federal and state securities laws. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as an assignee, pledgee or secured party of Securities may reasonably request in connection with an assignment, pledge or transfer of the Securities.

Certificates evidencing the Securities shall not be required to contain such legend or any other legend (i) following any sale of such Securities pursuant to Rule 144, (ii) if such Securities are eligible for sale under Rule 144, or (iii) such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the staff of the SEC), in each such case (i) through (iii) to the extent reasonably determined by the Company's legal counsel. At such time and to the extent a legend is no longer required for the Securities, the Company will use its best efforts to no later than five (5) trading days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Securities (together with such accompanying documentation or representations as reasonably required by counsel to the Company) (such fifth trading day, the "Legend Removal Date"), deliver or cause to be delivered a certificate representing such Securities that is free from the foregoing legend or any other legend.

In addition to a Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Securities (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this section, $10 per trading day (increasing to $20 per trading day five (5) trading days after such damages have begun to accrue) for each trading day after the second trading day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Notwithstanding anything herein to the contrary, in no event will the Company be obligated to make payments to any Purchaser under this section in excess of 5% of the aggregate amount invested by such Purchaser.

The Purchaser agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

H. Registration of the Securities. The Securities have not been and are not being registered under the Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred. The Company and the Purchaser agree to rely on Rule 144 of the Securities Act, when applicable, in the event a Purchaser desires to undertake any resale of any of the Securities.

SECTION IV THE CLOSING AND CONDITIONS TO CLOSING

A. Time and Place of the Closing. The closing shall be held at the offices of the Company as soon a practicable following the Company's satisfaction of all of the conditions to closing, as set forth below, (the "Closing Date"), or such other time and place as the Company and the Purchaser may mutually agree.

(i) Delivery by the Company. Delivery of the Securities shall be made by the Company, or by its transfer agent, as applicable, to the Purchaser as soon as reasonably practicable after the Closing Date by delivering certificates representing their respective portion of Securities as set forth on the signature pages attached hereto, each such certificate to be accompanied by any requisite documentary or transfer tax stamps.

(ii) Other Conditions to Closing. As of the Closing Date (a) all requisite action by the Company's Board of Directors shall have been taken pursuant to the By-Laws of the Company and (b) the representations and warranties of the Company set forth herein shall be true and correct.

SECTION V

MISCELLANEOUS

A. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

B. Invalidity, Etc. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

C. Headings. The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

D. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

E. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State, without regard to principles of conflicts of law, and the parties hereto hereby submit to the exclusive jurisdiction of the state and federal courts located in the State of Delaware.

F. Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

VISTAGEN THERAPEUTICS, INC.

By:  Shawn K. Singh
Name:Shawn K. Singh
Title: Chief Executive Officer

PURCHASER:

CATO HOLDING COMPANY

By:  Lynda Sutton
Name:  Lynda Sutton
Title: President